UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): August 8, 2011

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE (State or other jurisdiction of Incorporation or organization)	27-0981065 (I.R.S. Employer Identification No.)

210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
EX-23.1
EX-99.1
EX-99.2

Explanatory Note
This Amendment No. 1 amends the Current Report on Form 8-K of PostRock Energy Corporation (the “Company”) filed with the United States Securities and Exchange Commission on August 11, 2011 (the “Original Report”), related to the Company’s purchase of a 14.9% equity interest in Constellation Energy Partners LLC (“CEP”) from a subsidiary of Constellation Energy Group, Inc. This Form 8-K/A amends the Original Report to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The audited financial statements of CEP as of and for the years ended December 31, 2010 and December 31, 2009 and the unaudited balance sheet and unaudited statement of changes in members’ equity of CEP as of June 30, 2011 and unaudited statements of operations and comprehensive income (loss) for the three and six months ended June 30, 2011 and 2010 and the unaudited statements of cash flows for the six months ended June 30, 2011 and 2010 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information relating to the Company’s acquisition of a 14.9% interest in CEP is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Constellation Energy Partners LLC Financial Statements

99.2	Pro Forma Financial Information

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President and Chief Accounting Officer

Date: August 17, 2011

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Index to Exhibits

Exhibit
No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Constellation Energy Partners LLC Financial Statements

99.2	Pro Forma Financial Information

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